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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported) March 12, 1997

     CHEVY CHASE BANK, F.S.B., (as seller under the Pooling and Servicing Agreement, dated as of March 1, 1997, providing for the issuance of Chevy Chase Auto Receivables Trust 1997-1, 6.50% Auto Receivables Backed Certificates).

                           Chevy Chase Bank, F.S.B.
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            (Exact name of registrant as specified in its charter)


           Delaware                       333-21707               52-0897004
--------------------------------      ------------------     -------------------
(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
Incorporation)                           File Number)        Identification No.)


8401 Connecticut Ave.                                               20815
Chevy Chase, Maryland                                            ------------
-----------------------                                           (Zip Code)
(Address of Principal Executive
 Offices)

Registrant's telephone number, including area code  (301)  986-7000
                                                    -----------------


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Item 5.      Other Events
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         In connection with the offering of 6.50% Auto Receivables Backed
Certificates, of which Chevy Chase Auto Receivables Trust 1997-1 is the issuer as described in a Prospectus Supplement dated as of March 18, 1997 to the Prospectus dated as of March 11, 1997, certain agreements were executed in connection with the issuance of the certificates on March 24, 1997.

Item 7.   Financial  Statements, Pro Forma Financial Information and Exhibits.
-------------------------------------------------------------------------------

          (a)     Not applicable.

          (b)     Not applicable.

          (c)     Exhibits:

                         4.1. Pooling and Servicing Agreement dated as of March 1, 1997 between Chevy Chase Bank, F.S.B. and First Bank National Association.

                         10.1. Underwriting Agreement dated as of March 18, 1997 between Chevy Chase Bank, F.S.B. and Credit Suisse First Boston Corporation.

                         10.2. AMBAC Indemnity Corporation Surety Bond dated as of March 24, 1997.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEVY CHASE BANK, F.S.B.


                                       By: /s/ Mark Holles
                                           ---------------------------
                                           Name: Mark Holles
                                           Title: Vice President


Dated:  April 3, 1997




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                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
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4.1.        Pooling and Servicing Agreement.

10.1.       Underwriting Agreement.

10.2.       Surety Bond.




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